                                                                    EXHIBIT 99.7



CASE NAME:          KEVCO MANUFACTURING, LP                        ACCRUAL BASIS

CASE NUMBER:        401-40784-BJH-11

JUDGE:              BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2001
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ JOSEPH P. TOMCZAK                                           TREASURER
---------------------------------------                   ----------------------
Original Signature of Responsible Party                           Title

JOSEPH P. TOMCZAK                                             MAY 2, 2001
---------------------------------------                   ----------------------
Printed Name of Responsible Party                                 Date


PREPARER:


/s/ DENNIS S. FAULKNER                                     DEBTOR'S ACCOUNTANT
---------------------------------------                   ----------------------
Original Signature of Preparer                                    Title

DENNIS S. FAULKNER                                            MAY 2, 2001
---------------------------------------                   ----------------------
Printed Name of Preparer                                          Date

CASE NAME:          KEVCO MANUFACTURING, LP                 ACCRUAL BASIS - 1

CASE NUMBER:        401-40784-BJH-11

COMPARATIVE BALANCE SHEET

                                                              SCHEDULED           MONTH             MONTH
ASSETS                                                          AMOUNT            FEB-01            MAR-01             MONTH
------                                                       ------------      ------------      ------------      ------------
1.    Unrestricted Cash (FOOTNOTE)                                 41,683                 0                 0
2.    Restricted Cash
3.    Total Cash                                                   41,683                 0                 0                 0
4.    Accounts Receivable (Net) (FOOTNOTE)                      7,974,696         4,933,430         5,874,185
5.    Inventory (FOOTNOTE)                                     14,793,828         7,980,684         4,859,572
6.    Notes Receivable

7.    Prepaid Expenses                                            196,584           172,282           123,925
8.    Other (Attach List)                                           6,598                98                 0
9.    Total Current Assets                                     23,013,389        13,086,495        10,857,682                 0
10.   Property, Plant & Equip. (FOOTNOTE)                      32,082,187        28,603,697        28,652,257
11.   Less: Accumulated Depreciation (FOOTNOTE)                (7,696,543)       (6,643,000)       (6,807,128)
12.   Net Property, Plant & Equipment                          24,385,644        21,960,698        21,845,129                 0
13.   Due From Insiders
14.   Other Assets - Net of Amortization (Attach List)          8,369,096         8,347,100         8,325,105
15.   Other (Attach List)                                      13,541,943        20,020,858        21,711,278
16.   Total Assets                                             69,310,072        63,415,150        62,739,194                 0

POST PETITION LIABILITIES

17.   Accounts Payable (FOOTNOTE)                                                    15,192           110,434
18.   Taxes Payable (FOOTNOTE)                                                      105,632           151,685
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)                                                         1,366,523         1,264,568
23.   Total Post Petition Liabilities                                             1,487,347         1,526,687                 0

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                                  75,885,064        63,113,388        63,113,388
25.   Priority Debt (FOOTNOTE)                                  1,383,756                 0                 0
26.   Unsecured Debt (FOOTNOTE)                                 5,139,545         3,842,137         3,621,510
27.   Other (Attach List)                                     197,008,999       197,509,594       197,948,008
28.   Total Pre Petition Liabilities                          279,417,364       264,465,120       264,682,906                 0
29.   Total Liabilities                                       279,417,364       265,952,467       266,209,593                 0

EQUITY

30.   Pre Petition Owners' Equity                                              (210,107,292)     (210,107,292)
31.   Post Petition Cumulative Profit Or (Loss)                                  (5,079,239)       (6,012,322)
32.   Direct Charges To Equity (Attach Explanation
      FOOTNOTE)                                                                  12,649,215        12,649,215
33.   Total Equity                                                             (202,537,316)     (203,470,399)                0
34.   Total Liabilities and Equity                                               63,415,150        62,739,194                 0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO MANUFACTURING, LP                 SUPPLEMENT TO

CASE NUMBER:        401-40784-BJH-11                      ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                         SCHEDULED         MONTH            MONTH
ASSETS                                                    AMOUNT           FEB-01           MAR-01           MONTH
------                                                 ------------     ------------     ------------     ------------
A.   Security Deposits                                        6,598               98
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                  6,598               98                0                0

A.   Goodwill: Consolidated Forest Products               8,369,096        8,347,100        8,325,105
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                   8,369,096        8,347,100        8,325,105                0

A.   Intercompany Receivables (Footnote)                 13,541,943       20,020,858       21,711,278
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                            13,541,943       20,020,858       21,711,278                0

POST PETITION LIABILITIES
A.   Accrued Payroll                                                         847,056          629,663
B.   Accrued Liabilities (FOOTNOTE)                                          519,467          634,905
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                           1,366,523         1,264,568                0

PRE PETITION LIABILITIES
A.   Interco. Payables (FOOTNOTE)                        68,508,999       69,009,594       69,448,008
B.   10 3/8% Senior Sub. Notes                          105,000,000      105,000,000      105,000,000
C.   Sr. Sub. Exchangeable Notes                         23,500,000       23,500,000       23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27         197,008,999      197,509,594      197,948,008                0

CASE NAME:          KEVCO MANUFACTURING, LP                 ACCRUAL BASIS - 2

CASE NUMBER:        401-40784-BJH-11

INCOME STATEMENT

                                                MONTH             MONTH                              QUARTER
REVENUES                                        FEB-01            MAR-01            MONTH             TOTAL
--------                                     ------------      ------------      ------------      ------------
1.    Gross Revenues                            9,497,654         8,276,526                 0        17,774,180
2.    Less: Returns & Discounts                  (236,301)         (221,852)         (458,153)
3.    Net Revenue                               9,261,353         8,054,674                 0        17,316,027

COST OF GOODS SOLD

4.    Material                                  8,167,587         7,327,837                          15,495,424
5.    Direct Labor                                307,854           257,318                             565,172
6.    Direct Overhead                             307,731           257,213                             564,944
7.    Total Cost of Goods Sold                  8,783,172         7,842,368                 0        16,625,540
8.    Gross Profit                                478,181           212,306                 0           690,487

OPERATING EXPENSES

9.    Officer / Insider Compensation               46,386            43,957                              90,343
10.   Selling & Marketing                           2,786               819                               3,605
11.   General & Administrative                     50,247            45,115                              95,362
12.   Rent & Lease                                 97,786            79,464                             177,250
13.   Other (Attach List)                         659,068           380,608                           1,039,676
14.   Total Operating Expenses                    856,273           549,963                 0         1,406,236
15.   Income Before Non-Operating
      Income & Expense                           (378,092)         (337,657)                0          (715,749)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)              (2,423)           (1,168)                             (3,591)
17.   Non-Operating Expense (Att List)          4,661,402           554,036                           5,215,438
18.   Interest Expense                              1,266                                                 1,266
19.   Depreciation / Depletion                     40,902            42,558                              83,460
20.   Amortization                                                                                            0
21.   Other (Attach List)                                                                                     0
22.   Net Other Income & Expenses              (4,701,147)         (595,426)                0        (5,296,573)

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                       0
24.   U.S. Trustee Fees                                                                                       0
25.   Other (Attach List)                                                                                     0
26.   Total Reorganization Expenses                     0                 0                 0                 0
27.   Income Tax                                                                                              0
28.   Net Profit (Loss)                        (5,079,239)         (933,083)                0        (6,012,322)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO MANUFACTURING, LP                   SUPPLEMENT TO

CASE NUMBER:        401-40784-BJH-11                        ACCRUAL BASIS - 2

INCOME STATEMENT

                                                          MONTH             MONTH                               QUARTER
OPERATING EXPENSES                                        FEB-01            MAR-01            MONTH              TOTAL
------------------                                     ------------      ------------      ------------      ------------
A.    Payroll & Employee Benefits                           473,634           197,958                             671,592
B.    Insurance Expense                                      98,171            86,110                             184,281
C.    Utilities and Telephone                                30,707            39,973                              70,680
D.    Taxes                                                  56,556            56,567                             113,123
E.                                                                                                                      0
TOTAL OTHER OPERATING EXPENSES - LINE 13                    659,068           380,608                 0         1,039,676

OTHER INCOME & EXPENSES

A.    Miscellaneous Income                                   (2,423)           (1,168)                             (3,591)
B.                                                                                                                      0
C.                                                                                                                      0
TOTAL NON-OPERATING INCOME - LINE 16                         (2,423)           (1,168)                0            (3,591)

A.    Interco. working capital charge                       163,912           112,675                             276,587
B.    Intercompany management fee                           103,823            38,809                             142,632
C.    Intercompany royalty fee                              277,234            92,459                             369,693
D.    Intercompany interest charges                         620,186           310,093                             930,279
E.    Loss on sale of Design Comp. (Footnote)             3,496,247                                             3,496,247
F.                                                                                                                      0
G.
TOTAL NON-OPERATING EXPENSE - LINE 17                     4,661,402           554,036                 0         5,215,438

REORGANIZATION EXPENSES

A.                                                                                                                      0
B.                                                                                                                      0
C.                                                                                                                      0
D.                                                                                                                      0
E.                                                                                                                      0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25                     0                 0                 0                 0

CASE NAME:          KEVCO MANUFACTURING, LP                 ACCRUAL BASIS - 3

CASE NUMBER:        401-40784-BJH-11

CASH RECEIPTS AND                                      MONTH            MONTH                              QUARTER
DISBURSEMENTS                                          FEB-01           MAR-01           MONTH              TOTAL
-----------------                                      ------           ------           -----             -------
1.   Cash - Beginning Of Month               SEE ATTACHED SUPPLEMENT AND FOOTNOTE                                0

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                                                  0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                                0
4.   Post Petition                                                                                               0
5.   Total Operating Receipts                               0                0                0                  0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                                                                              0
7.   Sale of Assets                                                                                              0
8.   Other (Attach List)                                                                                         0
9.   Total Non-Operating Receipts                           0                0                0                  0
10.  Total Receipts                                         0                0                0                  0
11.  Total Cash Available                                   0                0                0                  0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                                 0
13.  Payroll Taxes Paid                                                                                          0
14.  Sales, Use & Other Taxes Paid                                                                               0
15.  Secured / Rental / Leases                                                                                   0
16.  Utilities                                                                                                   0
17.  Insurance                                                                                                   0
18.  Inventory Purchases                                                                                         0
19.  Vehicle Expenses                                                                                            0
20.  Travel                                                                                                      0
21.  Entertainment                                                                                               0
22.  Repairs & Maintenance                                                                                       0
23.  Supplies                                                                                                    0
24.  Advertising                                                                                                 0
25.  Other (Attach List)                                                                                         0
26.  Total Operating Disbursements                          0                0                0                  0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                                           0
28.  U.S. Trustee Fees                                                                                           0
29.  Other (Attach List)                                                                                         0
30.  Total Reorganization Expenses                          0                0                0                  0
31.  Total Disbursements                                    0                0                0                  0
32.  Net Cash Flow                                          0                0                0                  0
33.  Cash - End of Month                                    0                0                0                  0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO MANUFACTURING, LP                   SUPPLEMENT TO

CASE NUMBER:        401-40784-BJH-11                        ACCRUAL BASIS - 3

                                                                MARCH-01
                                                            -----------------

                                                   KEVCO        KEVCO       KEVCO      KEVCO        KEVCO      KEVCO
                                                  DIST LP      MFG. LP       MGMT     HOLDING     COMPONENTS    INC      TOTAL
                                                 ----------   ---------   ----------  -------     ----------   -----   ----------
 1    CASH-BEGINNING OF MONTH                        41,529     (55,996)  17,746,282      232            134   1,000   17,733,181

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                    274,302          --                                                   274,302
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                1,120,290     367,383                                                 1,487,673
 4    POST PETITION                              15,181,617   6,014,122                                                21,195,739

 5    TOTAL OPERATING RECEIPTS                   16,576,209   6,381,505           --       --             --      --   22,957,714

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                               --                                                         -
 7    SALE OF ASSETS                                    286          --                                                       286
 8    OTHER                                              --          --           --       --          2,700      --        2,700
                  SALE EXPENSE REIMBURSEMENT
                  ADP ADVANCE
                  MISC.                                                                                2,700
                  INTEREST INCOME

 9    TOTAL NON OPERATING RECEIPTS                      286          --           --       --          2,700      --        2,986

10    TOTAL RECEIPTS                             16,576,495   6,381,505           --       --          2,700      --   22,960,700

11    CASH AVAILABLE                             16,618,024   6,325,509   17,746,282      232          2,834   1,000   40,693,881

   OPERATING DISBURSEMENTS
12    NET PAYROLL                                 2,105,173   1,038,694      250,403                                    3,394,270
13    PAYROLL TAXES PAID                                             --    1,538,108      221            221            1,538,550
14    SALES, USE & OTHER TAXES PAID                     235       1,675                    50                               1,960
15    SECURED/RENTAL/LEASES                         327,171      99,127       97,670      500            500              524,968
16    UTILITIES                                     119,696     124,447      344,565       38             38              588,784
17    INSURANCE                                       5,770       1,447    1,241,403                                    1,248,620
18    INVENTORY PURCHASES                         3,246,839   2,943,026                                                 6,189,865
19    VEHICLE EXPENSE                                55,871      32,906                                                    88,777
20    TRAVEL                                         17,371      11,694          512                                       29,577
21    ENTERTAINMENT                                   7,156       1,384                                                     8,540
22    REPAIRS & MAINTENANCE                           9,451      32,333          470                                       42,254
23    SUPPLIES                                       10,799      58,576                                                    69,375
24    ADVERTISING                                                    --           --                                            -
25    OTHER                                         394,411     226,566      214,929      179            259      --      836,344
                  FREIGHT                           357,913     143,548                                                   501,461
                  CONTRACT LABOR                      1,602       7,601       63,360                                       72,563
                  401 K PAYMENTS                                     --      151,450                                      151,450
                  PAYROLL TAX ADVANCE ADP                                                                                      --
                  WAGE GARNISHMENTS                                                                                            --
                  MISC.                              34,896      75,417          119      179            259              110,870

26    TOTAL OPERATING DISBURSEMENTS               6,299,943   4,571,875    3,688,060      988          1,018      --   14,561,884

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                              --                                                        --
28    US TRUSTEE FEES                                                --                                                        --
29    OTHER                                      10,316,598   1,848,876  (12,155,474)  (5,766)        (4,234)     --           --
                  LOAN PAYMENTS                                      --                                                        --
                  INTERCOMPANY TRANSFERS         10,316,598   1,848,876  (12,155,474)  (5,766)        (4,234)                  --
                                                                                                                               --
                                                                     --

30    TOTAL REORGANIZATION EXPENSE               10,316,598   1,848,876  (12,155,474)  (5,766)        (4,234)     --           --

31    TOTAL DISBURSEMENTS                        16,616,541   6,420,751   (8,467,414)  (4,778)        (3,216)     --   14,561,884

32    NET CASH FLOW                                 (40,046)    (39,246)   8,467,414    4,778          5,916      --    8,398,816
                                                 ----------   ---------   -----------  -------     ----------   -----   ----------

33    CASH- END OF MONTH                              1,483     (95,242)  26,213,696    5,010          6,050   1,000   26,131,997
                                                 ==========   =========   ==========  =======     ==========   =====   ==========

CASE NAME:          KEVCO MANUFACTURING, LP                 ACCRUAL BASIS - 4

CASE NUMBER:        401-40784-BJH-11

                                              SCHEDULED       MONTH          MONTH
ACCOUNTS RECEIVABLE AGING                      AMOUNT         FEB-01         MAR-01         MONTH
-------------------------                    ----------     ----------     ----------     ----------
1.  0 - 30                                                   4,468,648      5,833,124
2.  31 - 60                                                    464,782         41,061
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                 7,974,696      4,933,430      5,874,185              0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                 7,974,696      4,933,430      5,874,185              0

AGING OF POST PETITION                                 MONTH:      MARCH-01
TAXES AND PAYABLES                                           -------------------

                                0 - 30         31 - 60        61 - 90         91 +
TAXES PAYABLE                    DAYS           DAYS           DAYS           DAYS          TOTAL
-------------                 ----------     ----------     ----------     ----------     ----------
1.  Federal                                                                                       --
2.  State                                                                                         --
3.  Local                                                                                         --
4.  Other (See Below)             46,053        105,632                                      151,685
5.  Total Taxes Payable           46,053        105,632             --             --        151,685
6.  Accounts Payable              95,242         15,192                                      110,434

                                                       MONTH:      MARCH-01
STATUS OF POST PETITION TAXES                                -------------------

                                        BEGINNING TAX      AMOUNT                             ENDING TAX
FEDERAL                                   LIABILITY    WITHHELD AND/OR    (AMOUNT PAID)       LIABILITY
-------                                 -------------  ---------------    -------------      ------------
1.  Withholding **                                             142,097         (142,097)                0
2.  FICA - Employee **                                         105,626         (105,626)                0
3.  FICA - Employer **                                         105,627         (105,627)                0
4.  Unemployment                                                 7,355           (7,355)                0
5.  Income                                                                                              0
6.  Other (Attach List)                                                                                 0
7.  Total Federal Taxes                            0          360,705          (360,705)                0

STATE AND LOCAL

8.  Withholding                                                32,909           (32,909)                0
9.  Sales (FOOTNOTE)                          15,389              427                              15,816
10. Excise                                                                                              0
11. Unemployment                                               13,693           (13,693)                0
12. Real Property                                                                                       0
13. Personal Property (FOOTNOTE)              90,243           45,626                             135,869
14. Other (Attach List)                                                                                 0
15. Total State And Local                    105,632           92,655           (46,602)          151,685
16. Total Taxes                              105,632          453,360          (407,307)          151,685

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO MANUFACTURING, LP                 ACCRUAL BASIS - 5

CASE NUMBER:        401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,

                                                    MONTH:      MAR-01
                                                          -------------------

BANK RECONCILIATIONS                        Account # 1             Account # 2             Other Accounts
--------------------                        -----------             -----------             (Attach List)
A.   BANK:                                Bank of America            KeyBank
B.   ACCOUNT NUMBER:                        3751764595             149651002847                                  TOTAL
C.   PURPOSE (TYPE):                    DIP Disbursement-BB   DIP Disbursement-Design
1.   Balance Per Bank Statement                  39,600               14,904                     31,203          85,707
2.   Add: Total Deposits Not Credited                                                                --              --
3.   Subtract: Outstanding Checks              (156,479)                                        (40,197)       (196,676)
4.   Other Reconciling Items                     (1,776)                                             82          (1,694)
5.   Month End Balance Per Books               (118,655)              14,904                     (8,912)       (112,663)
6.   Number of Last Check Written                   N/A                  N/A

INVESTMENT ACCOUNTS

                                           DATE OF                TYPE OF
BANK, ACCOUNT NAME & NUMBER                PURCHASE              INSTRUMENT              PURCHASE PRICE        CURRENT VALUE
---------------------------                --------              ----------              --------------        -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments

CASH

12.  Currency On Hand                                                                                               17,421
     Reclass to Accounts Payable                                                                                    95,242
13.  Total Cash - End of Month (FOOTNOTE)                                                                               (0)


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO MANUFACTURING, LP                   SUPPLEMENT TO

CASE NUMBER:        401-40784-BJH-11                        ACCRUAL BASIS - 5


                                  MONTH:  MAR-01
                                        ----------


BANK RECONCILIATIONS                                  Account #3          Account #4        Account #5
--------------------                                  -----------         ----------        ----------
A.    BANK:                                        GWJones Exch Bank                                                 TOTAL
B.    ACCOUNT NUMBER:                                 0005006226                                                   OTHER BANK
C.    PURPOSE (TYPE):                             DIP Disbursement-DF                                               ACCOUNTS
1.    Balance Per Bank Statement                               31,203                                                31,203
2.    Add: Total Deposits Not Credited                                                                                   --
3.    Subtract: Outstanding Checks                            (40,197)                                              (40,197)
4.    Other Reconciling Items                                      82                                                    82
5.    Month End Balance Per Books                              (8,912)                                               (8,912)
6.    Number of Last Check Written                                N/A


INVESTMENT ACCOUNTS

                                        DATE OF       TYPE OF      PURCHASE       CURRENT
BANK, ACCOUNT NAME & NUMBER             PURCHASE    INSTRUMENT      PRICE          VALUE
---------------------------             --------    ----------     --------       -------
A.

B.

C.

D.

   TOTAL OTHER INVESTMENT
     ACCOUNTS - LINE 10

CASE NAME:          KEVCO MANUFACTURING, LP                 ACCRUAL BASIS - 6

CASE NUMBER:        401-40784-BJH-11
                                                    MONTH:      MARCH-01
                                                           ------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                                    AMOUNT              TOTAL PAID
         NAME                    TYPE OF PAYMENT                     PAID                TO DATE
         ----                    ---------------                    ------              ----------

1.    Lee Denham                 Payroll                            10,386                  20,772
2.    Lee Denham                 Expense Reimb.                                                254
3.    Jim Connors                Consulting fees and expenses       33,571                  33,571
4.
5.    (Attach List)
6.    Total Payments To Insiders                                    43,957                  54,597


                                  PROFESSIONALS


                                    DATE OF
                                  COURT ORDER                                                    TOTAL
                                  AUTHORIZING      AMOUNT       AMOUNT       TOTAL PAID        INCURRED
           NAME                     PAYMENT       APPROVED       PAID         TO DATE          & UNPAID*
           ----                  -------------    --------      ------       ----------        ---------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals                   --          --               --               --

    * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                                 SCHEDULED        AMOUNTS
                                                  MONTHLY          PAID                  TOTAL
                                                 PAYMENTS         DURING              UNPAID POST
             NAME OF CREDITOR                       DUE            MONTH               PETITION
             ----------------                    ---------        -------            ------------
1.    Bank of America (Footnote)                    N/A                              $ 63,113,388
2.    Status of Leases Payable (Footnote)
3.
4.
5.    (Attach List)
6.    TOTAL                                      $   --           $   --             $ 63,113,388


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO MANUFACTURING, LP                 ACCRUAL BASIS - 7

CASE NUMBER:        401-40784-BJH-11
                                                    MONTH:      MARCH-01
                                                           ------------------

QUESTIONNAIRE

                                                                                                              YES         NO
                                                                                                              ---         --
1.      Have any Assets been sold or transferred outside the normal course of business this
        reporting period?                                                                                                 X
2.      Have any funds been disbursed from any account other than a debtor in possession
        account?                                                                                                          X
3.      Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                X
4.      Have any payments been made on Pre Petition Liabilities this reporting period?                                    X
5.      Have any Post Petition Loans been received by the debtor from any party?                                          X
6.      Are any Post Petition Payroll Taxes past due?                                                                     X
7.      Are any Post Petition State or Federal Income Taxes past due?                                                     X
8.      Are any Post Petition Real Estate Taxes past due?                                                                 X
9.      Are any other Post Petition Taxes past due?                                                                       X
10.     Are any amounts owed to Post Petition creditors delinquent?                                                       X
11.     Have any Pre Petition Taxes been paid during the reporting period?                                                X
12.     Are any wage payments past due?                                                                                   X


If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

    SEE FOOTNOTE


INSURANCE

                                                                                                              YES         NO
                                                                                                              ---         --
1.      Are Worker's Compensation, General Liability and other necessary insurance
        coverages in effect?                                                                                   X
2.      Are all premium payments paid current?                                                                 X
3.      Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.



                              INSTALLMENT PAYMENTS

                                                                                                  PAYMENT AMOUNT
     TYPE OF POLICY                       CARRIER                    PERIOD COVERED                & FREQUENCY
     --------------                       -------                    --------------               --------------
Property                              Lexington, Allianz             5/29/00-5/29/01          Annual      $  171,771
Group Health                          Blue Cross/Blue Shield      Debtor is self-insured      Annual       1,709,506
Auto                                  Liberty Mutual                  9/1/00-9/1/01           Annual         101,505
General Liability                     Liberty Mutual                  9/1/00-9/1/01           Annual         141,519
Umbrella                              National Union                  6/1/00-9/1/01           Annual          46,651
Workers Compensation                  Liberty Mutual                  9/1/00-9/1/01           Annual         644,601

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO MANUFACTURING, LP

CASE NUMBER:        401-40784-BJH-11
                                                     MONTH:   MARCH 31, 2001
                                                              --------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS

ACCRUAL
BASIS
FORM            LINE
NUMBER         NUMBER                       FOOTNOTE / EXPLANATION
-------        ------                       ----------------------
1                1             Pursuant to the February 12, 2001 Order (1) Authorizing Continued
3                1             Use of Existing Forms and Records; (2) Authorizing Maintenance of
                               Existing Corporate Bank Accounts and Cash Management System; and (3)
                               Extending Time to Comply with 11 U.S.C. Section 345 Investment
                               Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number
                               1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor, Case No.
                               401-40788-BJH-11). Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to
                               Accrual Basis -3. Debtor maintains several small petty cash accounts for use by its operating divisions that are included in the cash supplement schedule.

1                1             Kevco Manufacturing, LP maintains several small petty cash accounts
3                1             for use by its various operating divisions. These amounts are
5                13            intended to be maintained on an imprest basis by way of intercompany transfers from Kevco Management which maintains the lead account
                               (see footnote for MOR 1, Line 1). The negative cash balance shown on the Supplement to Accrual Basis -3 and the bank reconciliations presented in MOR -5 is due to checks that were issued on March 31 but not funded from Kevco's lead account until April 1. Accrual
                               Basis -1 (Debtor's balance sheet) reflects cash as $0 and the issued and unfunded checks as post-petition accounts payable.

1                4             Pursuant to an Asset Purchase Agreement approved by the Court on
1                5             February 23, 2001 and effective as of the same date among Kevco,
1                10            Inc., Kevco Manufacturing, LP, Wingate Management Co. II, LP and
1                11            Adorn, LLC, certain assets and liabilities of Design Components, a
1                24            division of Kevco Manufacturing, were transferred to Adorn, LLC. At
1                26            the effective date of purchase, Buyer assumed certain executory
2                17E           contracts, approximately $1.6 million of debtor's unsecured
6                1             pre-petition liabilities. $3.5 million of accounts receivable, $5
7                4             million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt. Kevco, Inc.'s report reflects the transaction detail (see Footnote 1,32).


KEVCO MANUFACTURING INC. 2-1-01 MOR's                                Pg 1 of 2

ACCRUAL
BASIS
FORM            LINE
NUMBER         NUMBER                       FOOTNOTE / EXPLANATION
-------        ------                       ----------------------
1                15A           Intercompany receivables/payables are from/to co-debtors Kevco
1                27A           Management Co. (Case No. 401-40788-BJH-11), Kevco Distribution, LP
7                3             (Case No. 401-40789-BJH-11), Kevco Holding, Inc. (Case No.
                               401-40785-BJH-11), DCM Delaware, Inc. (Case No. 401-40787-BJH-11),
                               Kevco GP, Inc. (Case No. 401-40786-BJH-11), Kevco Components, Inc.
                               (Case No. 401-40790-BJH-11), and Kevco, Inc. (Case No.
                               401-40783-BJH-11).

1                18            Sales tax owing is an accrual only and not yet due. Some of the
4                9             property taxes payable may be pre-petition. Once they are
4                13            identified, the monthly operating report will be adjusted.

1                22B           The Debtor records on its books accruals for certain liabilities based on historical estimates. While the known creditors were listed on the Debtor's Schedules, the estimated amounts were not.
                               Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued Liabilities."

1                25            Pursuant to Order dated February 12, 2001 and Supplemental Order dated March 14, 2001, debtors were authorized to pay pre-petition taxes, salaries and wages up to a maximum of $4,300 per employee.
                               Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

1                32            The direct charge to equity is due to the secured debt reduction pursuant to the sale of Design Components (see Footnote 1,4). The secured debt owed to Bank of America by Kevco, Inc. (Case No.
                               401-40783-BJH-11) has been guaranteed by all of its co-debtors (see
                               Footnote 1,15A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet. See Kevco, Inc.'s Monthly
                               Operating Report for details of the transaction.

6                2             The Debtor is the lessee on hundreds of real and personal property leases, the vast majority of which have been or will soon be rejected. The Debtor does not isolate monthly payments due or paid on account of such leases. Instead, all lease payments are reflected in the Debtor's accounts payable system. To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals. The
                               Debtor simply does not have available to it the resources that would be required to provide the detail requested. If any
                               party-in-interest desires specific information about any specific lease, the Debtor will provide such information upon request.


KEVCO MANUFACTURING INC. 2-1-01 MOR's                                Pg 2 of 2